Exhibit 24






                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 10 day of March, 1995.
                             --        -----




                                        /s/
                                        ---------------------------------
                                        Leslie H. Wexner

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of February, 1995.
                             ----        --------




                                        /s/
                                        -------------------------------
                                        R. Julian de la M. Thompson

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 14th day of March, 1995.
                             ----        -----




                                        /s/
                                        -----------------------------------
                                        A. Alfred Taubman

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 3rd day of March, 1995.
                             ---        -----




                                        /s/
                                        --------------------------------
                                        Max M. Fisher

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of February, 1995.
                             ----        --------




                                        /s/
                                        -----------------------------------
                                        Walter J.P. Curley

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 25th day of February, 1995.
                             ----        --------




                                        /s/
                                        -----------------------------------
                                        Lord Camoys

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of February, 1995.
                             ----        --------




                                        /s/
                                        -----------------------------------
                                        Diana D. Brooks

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of March, 1995.
                             ----        -----




                                        /s/
                                        -----------------------------------
                                        Viscount Blakeman

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of March, 1995.
                             ----        -----




                                        /s/
                                        -----------------------------------
                                        The Rt. Hon. The Earl of Gowrie

                                  POWER OF ATTORNEY

               The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of February, 1995.
                             ----        --------




                                        /s/
                                        -----------------------------------
                                        The Marquess of Hartington